Exhibit 99.2

Michael DeVeau
VP, Global Communications & Investor Relations

Cautionary Statement
Statements made in this presentation that relate to our future performance or future financial results or other future events (identified by such terms as “expect”, “anticipate”, “believe”, “outlook”, “guidance”, “may”, “target” or similar terms and variations thereof) are forward-looking statements, including the Company’s 2015 guidance, its long-term financial guidance and the Company’s expectations regarding the impact of its 2020 strategy on its financial and operational results, including its ability to fund through cost-savings and the impact of acquisitions. These statements are based on our current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause IFF’s actual results to differ materially include (1) risks associated with the Company’s supply chain, including availability and pricing of raw materials, energy and transportation; (2) economic, regulatory and political risks associated with the Company’s international operations; (3) changes in consumer demand, either due changes in preferences or consumer confidence; (4) the Company’s ability to successfully increase its sales through acquisitions, collaborations and joint ventures including its ability to identify, acquire on terms consistent with the Company’s return criteria and successfully integrate bolt-on or adjacent companies and (5) the Company’s ability to implement its business strategy, including the ability to fund growth through anticipated cost saving and (6) the impact of currency fluctuations or devaluations in the Company’s principal foreign markets as well as those risks described in the Risk Factor forward-looking statements sections of our Annual Report on Form 10-K for the year ended December 31, 2014 and in our other periodic reports filed with the SEC, all of which are available on our website under Investor Relations, at www.iff.com. We do not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
We have disclosed certain non-GAAP measures within this presentation. Please see reconciliations to their respective measures prescribed by accounting principles generally accepted in the U.S., all of which are available on our website under Investor Relations, at www.iff.com.

Andreas Fibig
Chairman and Chief Executive Officer

Vision 2020
Accelerating
Growth

5-Year CAGR
Currency neutral sales* +6% Adjusted operating profit* +11% Adjusted
EPS* +14%
Currency Neutral Sales, Adjusted Operating Profit and Adjusted Diluted EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at IFF.com.

$117
June 1, 2015
17% CAGR
Top-Quartile Total Shareholder Return
$53
March 15, 2011

Consumer Dynamics Are Changing

What if?

“We are the catalyst for discoveries that spark the senses & transform the everyday”

Win
WhereWe
Compete
Defi ned as #1 or #2

Innovating
Firsts
Drive differentiation in key technologies

BecomeOur
Customers’
Partnerof
Choice
Go-to supplier

Investin
People

Fund the Journey

Createa
Sustainable
Future

Vision
2020Accelerating Growth
Strategic Pillars
Win Where1 We Compete Innovating 2 Firsts
Become Our Customers’ 3 Partner of Choice Strengthen &4 Expand Portfolio

Matthias Haeni
Group President, Flavors

Vi 2020
Accelerating
Growth

Strong Financial Foundation
5-Year CAGR
10% 7%
Currency Adjusted Operating Neutral Sales* Profit Growth*

Expansion in Key Markets

Consumer Dynamics Are Changing

What if?

Become our
Customers’
Partner
of
Choice
Leader in Strategic Insights
Centers of Excellence
Early Partnerships with Customers

Innovating
Firsts
Modulation
Delivery Systems
Protein & Texture

Where Win
We
Compete
North America Africa & Middle-East Key Customers and Categories

Strengthen
and Expand
Portfolio
M&A, partnerships & collaborations

Invest inPeople &Science
Flavor to taste

Vi sion2020
Accelerating
Growth

Nicolas Mirzayantz
Group President, Fragrances

Vi sion2020
Accelerating
Growth

Strong Financial Foundation
5-Year CAGR
12% 6%
Currency Adjusted Operating Neutral Sales* Pro?t Growth*
Currency Neutral Sales and Adjusted Operating Pro?t are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at IFF.com.

Expansion in Key Markets

Consumer Dynamics Are Changing

What if?

Innovating
Firsts
Delivery Systems New Molecules Naturals Futures Project

Win North America
Africa & Middle East
Where We China
Compete Home Care
Fine Fragrance

Becomeour
Customers’ Leader in Strategic Insights Centers of Excellence Partnerof Redesigned Creative Model Choice Early Customer Partnerships

Strengthen
and
Expand Portfolio
M&A
Strategic Partnerships
External Collaborations

Invest
inPeople
&
Expertise

Vision2020
Accelerating
Growth

Ahmet Baydar
Senior Vice President, Research & Development

Vision2020
Firsts

What if?

Modulation
Healthier products

Delivery
Extended release

New
Molecules
Delivering novel ingredients

Naturals
Pure & sustainable

Protein
and
Texture

Talent isCritical
to our
Success

Strengthen & Expand Partnerships and Collaborations



Prof. Linda B. Buck
Nobel Laureate
IFF Board of Directors



Prof. Leslie B. Vosshall
The Rockefeller University
IFF Scientific Advisory Board



Prof. Steven V. Ley, CBE
Cambridge University, UK
IFF Scientific Advisory Board



Dr. Shekhar Mitra
President, Innopreneur
IFF Scientific Advisory Board



Prof. Thomas D. Sharkey
Michigan State University
IFF Scientific Advisory Board



Cheryl Perkins, M.S.
President, Innovationedge
IFF Scientific Advisory Board

Vision 2020
Firsts

Rich O’Leary
Interim CFO

Vision 2020
Accelerating
Growth

Excellent Financial Results
5-Year CAGR
14% 11%
10%
target
6% 7-9%
target
4-6%
target
Currency Adjusted Adjusted Neutral Sales* Operating EPS* Profit*
Currency Neutral Sales, Adjusted Operating Profit and Adjusted Diluted EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at IFF.com.

Identifying Incremental Growth Initiatives
1 Strategic Importance
2Execution Risk
3Value to Cost
4Payback Period

Driving Accelerated Organic Growth
Market
3% Growth Currency Neutral
Sales 4-6% Growth

Fund
theJourney

Unlock Value
Standardize global functions & business services
Optimize global supply chain & facilities
Realize greater procurement savings
Implement zero-based budgeting

2016 to 2020 Financial Targets
Currency neutral sales growth 4-6% Currency neutral operating 7-9% profit growth
Currency neutral 10% EPS growth

Accelerate Growth Through M&A
Targeting $500M to $1B of sales through acquisitions by 2020

Redefine Uses of Cash
3-3.5%
of sales
50-60%
of net income

Currency Neutral 2016 to 2020 Targets
4-6% 7-9% 10%
Sales Operating EPS growth profit growth growth
Targeting $500M to $1B of sales through acquisitions by 2020
Expect capex to be 3-3.5%
Increase payout ratio to 50-60% of net income

Insight into Currency
Q1 2015A 7% Q2 2015E ~8% 2015E 4-5% 2016E 3-4%
Impact to Pro?t
Based on a Euro to USD exchange rate of 1.09

Q2 and FY Perspective
Currency Currency Neutral Neutral Sales* Operating Profit*
Q2 ~4% 6-8%
2015E
FY 4-6% ~7%
2015E
Currency Neutral Sales and Currency Neutral Operating Profit are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at IFF.com.

Andreas Fibig
Chairman and Chief Executive Officer

Vision
2020Accelerating Growth
Strategic Pillars
Win Where1 We Compete Innovating 2 Firsts
Become Our Customers’ 3 Partner of Choice Strengthen &4 Expand Portfolio

Vision
2020Accelerating Growth
Enablers
Building Our Talent & Organization Continuous Improvement Creating a Sustainable Future

Currency Neutral 2016 to 2020 Targets
4-6% 7-9% 10%
Sales Operating EPS growth profit growth growth
Targeting $500M to $1B of sales through acquisitions by 2020
Expect capex to be 3-3.5%
Increase payout ratio to 50-60% of net income